UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 26, 2019

OTTER TAIL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-53713	27-0383995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496

(Address of principal executive offices, including zip code)

(866) 410-8780

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $5.00 per share	OTTR	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 26, 2019, the Board of Directors of Otter Tail Corporation (the “Company”) amended and restated the Otter Tail Corporation Executive Survivor and Supplemental Retirement Plan (the “ESSRP”) to provide for (i) the freezing of participation in the restoration retirement benefit component of the ESSRP and (ii) the freezing of benefit accruals under the restoration retirement benefit component of the ESSRP for all participants, except those participants designated as a grandfathered participant, effective December 31, 2019. The ESSRP is a nonqualified benefit plan for executive officers and certain key management employees that provides for defined benefit payments to these employees on their retirement for life or to their beneficiaries on their death. In addition, the ESSRP provides for survivor benefit payments to beneficiaries of executive officers. Kevin Moug, the Company’s Senior Vice President and Chief Financial Officer was designated by the Board of Directors as a grandfathered participant and will not be affected by the freeze.

In connection with amending and restating the ESSRP, the Board of Directors also approved the making of special employer contributions to named participants in the Otter Tail Corporation Executive Restoration Plus Plan (the “ERPP”) who will be affected by the ESSRP freeze in order to offset the impact of the freeze for those participants. The ERPP is a nonqualified defined contribution plan for executive officers and certain others who are not eligible to participate in the Company’s Pension Plan or the ESSRP. Beginning with 2020 and later years, following the end of each year, a special employer contribution credit will be made to each executive’s account. Chuck MacFarlane, the Company’s President and Chief Executive Officer, will be credited with 22.4% of his prior year’s base and short-term incentive and Tim Rogelstad, the Company’s Senior Vice President, Electric Platform, and President, Otter Tail Power Company, will be credited with 7.8% of his prior year’s base and short-term incentive. This is in addition to the normal contributions provided by the ERPP Plan. The special employer contribution will continue until the executive retires, or reaches age 62, whichever comes first.

The ESSRP, as amended and restated, is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The ERPP was filed as Exhibit 10.5 to the Company’s Form 8-K filed with the Securities and Exchange Commission on February 11, 2015, and the First Amendment to the ERPP was filed as Exhibit 10-F-18a to the Company’s Form 10-K for the fiscal year ended December 31, 2017, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Otter Tail Corporation Executive Survivor and Supplemental Retirement Plan (2020 Restatement).

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION

Date: December 27, 2019	By:	/s/ Jennifer O. Smestad
Jennifer O. Smestad
Vice President, General Counsel and Corporate Secretary